UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2015

PULASKI FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Missouri	0- 24571	43-1816913
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

12300 Olive Boulevard, St. Louis, Missouri 63141

(Address of principal executive offices) (Zip Code)

(314) 878-2210

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of the Company was held on January 29, 2015.  The final results for each of the matters submitted to a vote of stockholders at the annual meeting are as follows:

1.                                      The following individuals were elected as directors, each for a three-year term by the following vote:

	FOR	WITHHELD

Michael R. Hogan	6,787,665	134,015
Timothy K. Reeves	6,705,655	216,024
Lee S. Wielansky	6,763,915	157,764

There were 3,728,170 broker non-votes on the proposal.

2.                                      The appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2015 was ratified by the            stockholders by the following vote:

FOR	AGAINST	ABSTAIN

10,502,680	82,450	64,719

There were no broker non-votes on the proposal.

3.                                      A non-binding resolution was taken on the compensation of the Company’s named executive officers as disclosed in the proxy statement and the vote was as follows:

FOR	AGAINST	ABSTAIN

5,159,079	1,678,151	84,449

There were 3,728,170 broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 30, 2015	By:	/s/ Paul J. Milano
Paul J. Milano
Chief Financial Officer